                                                                      EXHIBIT 21


                                  PHYCOR, INC.
                             SUBSIDIARIES/AFFILIATES
                              As of March 26, 1999

              ALL ENTITIES ARE TENNESSEE DOMESTIC EXCEPT AS NOTED.

NAME OF ENTITY                                                                  FOREIGN QUALIFICATION(S)
--------------                                                                  ------------------------
PhyCor, Inc.                                                                    Arkansas
Arnett Health Systems, Inc. (IN)                                                None
         -Arnett HMO, Inc. (IN)                                                 None
         -Arnett TPA, Inc. (IN) (not on record)
CareWise, Inc. (DE)                                                             California
                                                                                Montana
                                                                                Washington
         -Acamedica, Inc. (NJ)                                                  None
         -Nurse On-Call (DE)                                                    None
Falcon Acquisition Sub, Inc. (DE)                                               None
First Physician Care, Inc. (DE)                                                 Georgia, Missouri
         -First Physician Care of Atlanta, Inc. (GA)                            None
         -First Physician Care of Palm Beach, Inc. (DE)                         Florida
         -First Physician Care of Riverbend, Inc. (DE)                          Illinois
         -First Physician Care of South Florida, Inc.(FL)                       None
         -First Physician Care of Tampa Bay, Inc. (FL)                          None
         -FPC of New York, Inc. (DE)                                            New York
         -FPCNT, Inc. (TX)                                                      None
         -FPCWT, Inc. (DE)                                                      Texas
         -Manhattan Physicians IPA1, Inc. (NY)                                  None
         -Precept Healthcare Group, Inc. (DE)                                   Georgia
                  (66.6% owned by FPC; 33.3% owned by US Surgical, Inc.)

         -MSO Manhattan, LLC (NY)                                               None
                  (50% owned by FPC; 50% owned by Eastside Physicians, PLLC)
Morgan Health Group (GA)
         -PeachCare Health Plan, Inc. (GA)
North American Medical Management, Inc.                                         None
         -IPA Management Associates, L.P.                                       Texas
                  -NAMM-Texas Investments, L.P.                                 Texas
         -Managed Care Management Associates, Inc. (TX)                         None
         -Middle Tennessee Surgical Services, Inc.                              None
         -North American Medical Management, Incorporated (CA                   None
         -North American Medical Management - Alabama, Inc.                     Alabama
         -North American Medical Management - Arizona, Inc.                     Arizona
         -North American Medical Management - Kansas City, Inc.
         -North American Medical Management - Kentucky, Inc.                    Kentucky
                  -Ohio Valley Medical Management, LLC                          Kentucky
         -North American Medical Management - Illinois, Inc. (IL)               None
         -North American Medical Management - New Jersey, Inc.                  New Jersey,
                                                                                Pennsylvania
                  -Morris-Somerset Management, LLC                              New Jersey
         -North American Medical Management - New York, Inc.                    New York
         -North American Medical Management - New York City, Inc.               New York
         -North American Medical Management - Nevada, Inc.                      Nevada

                                  PHYCOR, INC.
                             SUBSIDIARIES/AFFILIATES
                              As of March 26, 1999

              ALL ENTITIES ARE TENNESSEE DOMESTIC EXCEPT AS NOTED.


NAME OF ENTITY                                                                     FOREIGN QUALIFICATION(S)
--------------                                                                     ------------------------
                  -IPA Management Company - Nevada, LLC                            Nevada
         -North American Medical Management - North Carolina, Inc. (NC)            None
         -North American Medical Management - Rhode Island, Inc.                   Rhode Island
                  -ProMedica Management, LLC (DE)                                  Maryland,
                                                                                   Rhode Island
         -North American Medical Management - South Carolina, Inc.                 South Carolina
         -North American Medical Management - Southern
          California, Inc.(CA)                                                     None
         -North American Medical Management - Tennessee, Inc.                      None
                  -Physician Network Management, LLC                               None
                  -Tri County,  LLC                                                None
                  -Upper Cumberland, LLC                                           None
         -North American Medical Management - Virginia, Inc.                       Virginia
                  -IPA Management Company - Virginia, LLC                          Virginia
PhyCor Medical Management Company of Colorado, LLC
         (Members are: PhyCor, Inc., PhyCor of Greeley, Inc., PhyCor
         of Pueblo, Inc., PhyCor of Boulder, Inc. and PhyCor
         of Denver, Inc.)
PhyCor - Lafayette, LLC                                                            Indiana
PhyCor/Lexington Real Estate, LLC                                                  Kentucky
PhyCor of Anne Arundel County, Inc.                                                Maryland
PhyCor of Birmingham, Inc.                                                         Alabama
PhyCor of Boulder, Inc.                                                            Colorado
PhyCor of Charlotte, LLC (DE)                                                      North Carolina
PhyCor of Chickasha, Inc.                                                          Oklahoma
PhyCor of Coachella Valley, Inc.                                                   California
PhyCor of Columbia, Inc.                                                           South Carolina
PhyCor of Conroe, L.P.                                                             Texas
         -PhyCor Investments, Inc.                                                 None
PhyCor of Corsicana, L.P.                                                          Texas
PhyCor of Dallas, L.P.                                                             Texas
PhyCor of Denver, Inc.                                                             Colorado
         -FHS, Inc. (formerly Focus Health Services, L.P.) (CO)                    None
                  -Front Range Medical Management, Inc. (CO)                       None
         -Focus Health Services, Professional LLC (CO)                             None
PhyCor of Dixon, Inc.                                                              Illinois
PhyCor of Evansville, LLC                                                          Indiana
PhyCor of Evansville HMO, Inc. (IN)                                                None
PhyCor of Fort Smith, Inc.                                                         Arkansas,
                                                                                   Oklahoma
PhyCor of Ft. Walton Beach, Inc.                                                   Florida
PhyCor of Greeley, Inc.                                                            Colorado

                                  PHYCOR, INC.
                             SUBSIDIARIES/AFFILIATES
                              As of March 26, 1999

              ALL ENTITIES ARE TENNESSEE DOMESTIC EXCEPT AS NOTED.



NAME OF ENTITY                                                                  FOREIGN QUALIFICATION(S)
--------------                                                                  ------------------------

         -Benchmark Worker Rehab Services, LLC                                  None
PhyCor of Harlingen, L.P.                                                       Texas
PhyCor of Hattiesburg, Inc.                                                     Mississippi
PhyCor of Hawaii, Inc.                                                          Hawaii
         -Straub Development Corp (HI)                                          None
                  -Straub Development Corp. (Guam)                              None
                           -The Doctors' Clinic Development Company (Guam)
                           -The Doctors' Clinic (Guam)                          None
         -Straub Health Plan Services, Inc. (HI)                                None
         -Kapiolania-Straub Children's Center (HI)                              None
         -Health Management Systems, Inc. (HI)                                  None
PhyCor of Huntington, Inc.                                                      ???
PhyCor of Irving, L.P.                                                          Texas
PhyCor of Jacksonville, Inc.                                                    Florida
PhyCor of Kentucky HMO Management, LLC                                          Kentucky
PhyCor of Kentucky, LLC                                                         Kentucky
PhyCor of Kingsport, Inc.                                                       Virginia
PhyCor of Laconia, Inc.                                                         New Hampshire
PhyCor of LaGrange, Inc.                                                        Alabama, Georgia
PhyCor of Lakeland, Inc.                                                        Florida
PhyCor of Lancaster, Inc.                                                       Pennsylvania
PhyCor of Maui, Inc.                                                            Hawaii
PhyCor of Mesa, Inc.                                                            Arizona
PhyCor of Minot, Inc.                                                           North Dakota
PhyCor of Murfreesboro, Inc.                                                    None
PhyCor of Nashville, Inc.                                                       None
PhyCor of New Britain, Inc.                                                     Connecticut
PhyCor of Newnan, Inc.                                                          Georgia
PhyCor of Northeast Arkansas, Inc.                                              Arkansas
PhyCor of Northern California, Inc.                                             California
PhyCor of Northern Michigan, Inc.                                               Michigan
PhyCor of Northern Michigan                                                     Michigan
  Medical Management, Inc.
PhyCor of Ogden, Inc.                                                           Utah
PhyCor of Olean, Inc.                                                           New York
PhyCor of Olympic Peninsula, Inc.                                               Washington
PhyCor of Oregon, Inc.                                                          Oregon
PhyCor of Pensacola, Inc.                                                       Florida,Alabama
PhyCor of Phoenix, Inc.                                                         Arizona
PhyCor of Pueblo, Inc.                                                          Colorado

                                  PHYCOR, INC.
                             SUBSIDIARIES/AFFILIATES
                              As of March 26, 1999

              ALL ENTITIES ARE TENNESSEE DOMESTIC EXCEPT AS NOTED.


NAME OF ENTITY                                                                  FOREIGN QUALIFICATION(S)
--------------                                                                  ------------------------
PhyCor of Richmond, Inc.                                                        Virginia
PhyCor of Roanoke, Inc.                                                         Virginia
PhyCor of Rome, Inc.                                                            Alabama, Georgia
PhyCor of Ruston, LLC (DE)                                                      Louisiana
PhyCor of San Antonio, L.P.                                                     Texas
         -PhyCor-S.A., Inc. (TX)                                                None
         (General Partner of PhyCor Texas Investments, L.P.)
         -PhyCor-QCNINV, Inc. (TX)                                              None
         (Limited Partner of PhyCor Texas Investments, L.P.)
                  -PhyCor Texas Investments, L.P. (TX)                          None
                  (Limited Partner of Quality Network, Ltd.)
                           -Qualitycare Network, Ltd.(TX)                       None
PhyCor of Sayre, Inc.                                                           Pennsylvania,
                                                                                New York
PhyCor of South Bend, LLC                                                       Indiana
PhyCor of St. Petersburg, Inc.                                                  Florida
PhyCor of Tidewater, Inc.                                                       Virginia
PhyCor of Toledo, Inc.                                                          Ohio
PhyCor of Vancouver, Inc.                                                       Washington
PhyCor of Vero Beach, Inc. (FL)                                                 None
PhyCor of Visalia, Inc.                                                         California
PhyCor of West Houston, L.P.                                                    Texas
PhyCor of Western Tidewater, Inc.                                               Virginia
PhyCor of Wharton, L.P.                                                         Texas
PhyCor of Wichita Falls, L.P.                                                   Texas
PhyCor of Wilmington, LLC (DE)                                                  North Carolina
PhyCor of Winter Haven, Inc.                                                    Florida
PhyCor-Texas Gulf Coast, L.P.                                                   Texas
PhyCor-Texas Partnerships, Inc.                                                 None
PrimeCare International, Inc. (DE)                                              California, Illinois
         -Apple Valley Surgery Center Medical Corporation (CA)                  None
         -Desert Valley Hospital, Inc. (CA)                                     None
         -Desert Valley Management Services, Inc. (CA)                          None
         -Inland Valley Management Services, Inc. (CA)                          None
         -Paragon Family Management Services, Inc. (CA)                         None
         -PrimeCare Management Services of BBMV, Inc. (CA)
         -PrimeCare Management Services of Coachella Valley, Inc. (CA)
         -PrimeCare Management Services of Corona-Temecula, Inc. (CA)
         -PrimeCare Management Services of Hemet Valley, Inc. (CA)
         -PrimeCare Medical Network, Inc. (CA)                                  None
         -Redlands Management Services, Inc. (CA)                               None
         -Southland Healthcare Medical Corporation (CA)                         None

                                  PHYCOR, INC.
                             SUBSIDIARIES/AFFILIATES
                              As of March 26, 1999

              ALL ENTITIES ARE TENNESSEE DOMESTIC EXCEPT AS NOTED.


NAME OF ENTITY                                                                  FOREIGN QUALIFICATION(S)
--------------                                                                  ------------------------
St. Petersburg Medical Clinic, Inc. (FL)                                        None
The Member Corporation, Inc.                                                    Illinois

                          PHYCOR MANAGEMENT CORPORATION
                             SUBSIDIARIES/AFFILIATES

            All entities are Tennessee corporations except as noted.


                              As of March 26, 1999

NAME OF ENTITY                                                         STATE OF QUALIFICATION
--------------                                                         ----------------------
PhyCor Management Corporation - Florida, Inc.                                   Florida
PMC of Arizona, Inc.                                                            Arizona
PMC of Colorado, Inc.                                                           Colorado
PMC of Maryland, Inc.                                                           Maryland
PMC of Michigan, Inc.                                                           Michigan